EXHIBIT INDEX

                        AMERICAN CENTURY REAL ESTATE FUND

                       REGISTRATION STATEMENT ON FORM N-14


EXHIBIT
NUMBER         EXHIBIT

EX-99.1a Articles of Incorporation of American Century Capital Portfolios, Inc. (formerly Twentieth Century Capital Portfolios, Inc.), dated June 11, 1993 are incorporated herein by reference to Exhibit 1a to Post-Effective Amendment No. 5 filed on July 31, 1996.

EX-99.1b Articles Supplementary of American Century Capital Portfolios, Inc. (formerly Twentieth Century Capital Portfolios, Inc.), dated March 11, 1996 are incorporated herein by reference to Exhibit 1b to Post-Effective Amendment No. 5 filed on July 31, 1996.

EX-99.1c Articles of Amendment of American Century Capital Portfolios (formerly Twentieth Century Capital Portfolios, Inc.), Inc., dated December 2, 1996 are incorporated herein by reference to
               Exhibit 1c to Post-Effective Amendment No. 7 filed on March 3, 1997.

EX-99.1d Articles Supplementary of American Century Capital Portfolios, Inc., dated December 2, 1996 are incorporated herein by reference to Exhibit 1d to Post-Effective Amendment No. 7 filed on March 3, 1997.

EX-99.2 By-laws of American Century Capital Portfolios, Inc. (formerly Twentieth Century Capital Portfolios, Inc.), incorporated herein by reference to Exhibit 2 to Post-Effective Amendment No. 5 filed on July 31, 1996.

EX-99.4        Agreement and Plan of Merger.

EX-99.5 Specimen securities incorporated herein by reference to Exhibit 4 to Pre-Effective Amendment No. 2 to the Registration Statement on Form N-1A of the Registrant filed on August 18, 1993.


EX-99.6a Form of Management Agreement between American Century Capital Portfolios, Inc. and American Century Investment Management, Inc., dated May --, incorporated herein by reference to Exhibit 5f to Post-Effective Amendment No. 7 filed on March 3, 1997.

EX-99.6b Form of Investment Subadvisory Agreement between American Century Investment Management, Inc. and RREEF Real Estate Securities Advisers L.P., dated May --, 1997 incorporated herein by reference to Exhibit 5g to Post-Effective Amendment No. filed on March 3, 1997.

EX-99.7 Distribution Agreement between TCI Portfolios, Inc., American Century Capital Portfolios, Inc., (formerly known as Twentieth Century Capital Portfolios Inc.) Twentieth Century Investors, Inc., Twentieth Century Premium Reserves, Inc., Twentieth Century Strategic Asset Allocations, Inc., Twentieth Century World Investors, Inc., and Twentieth Century Securities, Inc. dated September 3, 1996 incorporated by reference to Exhibit 6 to Post-Effective Amendment No. 75 of Twentieth Century Investors, Inc., filed on June 13, 1996.

EX-99.9a Custodian Agreement, dated as of September 21, 1994, by and between American Century Capital Portfolios, Inc. (formerly Twentieth Century Capital Portfolios, Inc.) and United Missouri Bank, N.A. incorporated herein by reference to Exhibit 8c to Post-Effective Amendment No. 5 filed on July 31, 1996.

EX-99.9b Custody Agreement dated September 12, 1995, between UMB Bank, N.A., Investors Research Corporation, Twentieth Century
               Investors, Inc., Twentieth Century World Investors, Inc., Twentieth Century Premium Reserves, Inc. and American Century
               Capital Portfolios, Inc. (formerly Twentieth Century Capital Portfolios, Inc.) incorporated herein by reference to Exhibit 8c to Pre-Effective Amendment No. 4 of Twentieth Century Strategic Asset Allocations, Inc., filed on February 5, 1996.

EX-99.9c Amendment No. 1 to Custody Agreement, dated January 25, 1996, between UMB Bank, N.A., Investors Research Corporation, Twentieth Century Investors, Inc., Twentieth Century World Investors, Inc., Twentieth Century Premium Reserves, Inc. and American Century
               Capital Portfolios, Inc. (formerly Twentieth Century Capital Portfolios, Inc.) incorporated herein by reference to Exhibit 8e to Pre-Effective Amendment No. 4 on Form N-1A of Twentieth Century Strategic Asset Allocations, Inc., filed on February 5, 1996.

EX-99.9d Global Custody Agreement between Chase Manhattan Bank, N.A., and the American Century (formerly Twentieth Century and Benham) funds dated August 9, 1996 incorporated herein by reference to
               Exhibit 8 to Post-Effective Amendment No. 31 on Form N-1A of American Century Government Income Trust, filed on February 7, 1997.

EX-99.9e Master Agreement between Commerce Bank, N.A. and Twentieth Century Services, Inc. dated January 22, 1997 incorporated herein by reference to Exhibit 8e to Post-Effective Amendment No. 76 on Form N-1A of American Century Mutual Funds, Inc., filed February 28, 1997.

EX-99.10a      Master  Distribution  and  Shareholder  Services Plan of American
               Century Capital  Portfolios,  Inc.  (formerly  Twentieth  Century
               Capital Portfolios,  Inc.,),  Twentieth Century Investors,  Inc.,
               Twentieth Century Strategic Asset Allocations, Inc. and Twentieth
               Century World Investors,  Inc. (Advisor Class) dated September 3,
               1996   incorporated   herein  by  reference  to  Exhibit  15a  to
               Post-Effective Amendment No. 75 on Form N-1A of Twentieth Century
               Investors, Inc., filed June 13, 1996.

EX-99.10b      Shareholder Services Plan of American Century Capital Portfolios,
               Inc.  (formerly  Twentieth  Century  Capital  Portfolios,  Inc.),
               Twentieth Century  Investors,  Inc.,  Twentieth Century Strategic
               Asset  Allocations,  Inc., and Twentieth Century World Investors,
               Inc. (Service Class) dated September 3, incorporated herein by reference to Exhibit 15b to Post-Effective Amendment No. 75 on
               Form N-1A of Twentieth Century Investors, Inc., filed on June 13,
               1996.

EX-99.11       Opinion and Consent of Counsel.

EX-99.12 Opinion and Consent of Dechert Price & Rhoads (to be filed by amendment).

EX-99.13 Transfer Agency Agreement, dated as of August 1, 1993, by and between American Century Capital Portfolios, Inc. (formerly Twentieth Century Capital Portfolios, Inc.), and Twentieth Century Services, Inc. incorporated herein by reference to
               Exhibit 9 to Post-Effective Amendment No. 5 on Form N-1A filed on July 31, 1996.

EX-99.14       Consent of Deloitte & Touche LLP.

EX-99.16 Power of Attorney incorporated by reference herein to Exhibit 17 to Post-Effective Amendment No. 5 on Form N-1A filed on July 31, 1996.

EX-99.17       Form of Proxy.